UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004


==============================================================================




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                (Date of earliest event reported) October 1, 2003





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)

     300 Renaissance Center, Detroit, Michigan                  48265-3000
     -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER ITEMS

On October 1, 2003, General Motors Corporation (GM) issued a news release announcing September sales. The release is as follows:


GM Reports September Sales of 367,496, Up 13 Percent

Truck Sales Up 15 Percent; Car Sales Up 10 Percent
Truck Sales Set New Third-Quarter Industry Record
Models Representing 50 Percent of GM Sales Set New Quarterly Records


DETROIT - General Motors Corp. dealers sold 367,496 new cars and trucks in September in the United States, up 13 percent compared with September 2002. GM's overall truck sales (208,080) were up 15 percent over a year ago. Car sales (159,416) were up 10 percent from year-ago levels. Third-quarter sales were 1,297,945 units, compared to 1,270,554 units sold last year, a 2 percent improvement.

"GM's sales in September were solid and contributed to a 2 percent improvement in the third quarter over the prior year," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "This increase was the result of GM shattering the prior industry sales record for trucks along with continued strong demand for other key vehicles such as the Chevrolet Impala, Cadillac CTS and Escalade, Saab 9-3, Pontiac Vibe, GMC Envoy and Saturn VUE."

GM Truck Sales

GM's industry-leading truck lineup, particularly full-size pickups and sport utility vehicles, posted strong sales results once again. Truck sales for the month were up 15 percent, and third-quarter sales established a new industry record with 767,934 deliveries, up 6 percent over last year. Full-size pickup deliveries were 11 percent above year-ago sales, led by Chevrolet full-size pickup sales, which were up 15 percent. Sport utility vehicle sales improved 26 percent over September 2002. Deliveries of large utilities were up 59 percent, with GMC Yukon sales (7,928) up 106 percent, and Chevrolet Tahoe sales (15,562) improved 42 percent. Large luxury utility sales were up 17 percent as a result of record monthly sales of the Cadillac Escalade portfolio (5,639). Deliveries of small utilities were up 7 percent, with Saturn VUE sales (6,550) up 13 percent.

GM Car Sales

GM passenger car sales were up 10 percent in September. Of particular note were deliveries of entry-level passenger cars, which were up 14 percent in September, led by Chevrolet Cavalier (17,684), which improved 45 percent. Mid-size passenger car deliveries were up 25 percent, with Chevrolet Impala sales (22,298) up 74 percent and Pontiac Grand Prix sales (15,552) up 70 percent compared to year-ago levels.

Divisional Highlights

Chevrolet - Chevrolet sales (199,773) were up 20 percent compared to last year; truck sales (135,950) were up 15 percent and car sales (63,823) improved 34 percent. Truck sales were led by Silverado (50,594), up 15 percent from a year ago. Avalanche had 7,532 deliveries, up 16 percent. TrailBlazer set a new monthly record with 17,246 units sold, a 27 percent increase over last year. Chevrolet Venture sales (7,858) were 52.5 percent higher. Chevrolet's mid-size passenger car lineup had another good month. In addition to record Impala sales, Monte Carlo sales (6,249) were up 44 percent.

Cadillac - Cadillac's September truck sales (5,896) were up 46 percent from a year ago, led by record monthly sales for the Escalade portfolio. Total divisional calendar year-to-date sales (153,680) were up 6 percent. Divisional calendar year-to-date truck sales were 41,723, an improvement of 16 percent. Escalade deliveries in September (3,385) were up 18 percent, a monthly record.

GMC - GMC sales in September (45,585) were up 20 percent from year-ago levels. GMC utilities set a monthly record with 23,502 units sold and a calendar year-to-date record with 205,386 deliveries. Yukon established monthly record sales with 7,928 units, up 106 percent, and Yukon XL (6,800), improved 57 percent, also a monthly record.

HUMMER - HUMMER deliveries in September were 2,837 units. Divisional calendar year-to-date sales were 25,453. H2 sales in September were 2,768 units. H2 led the large luxury utility segment for the model year, with 529 more units sold than its closest competitor, Lincoln Navigator.

Saturn - Saturn's calendar year-to-date sales (216,761) improved 2.5 percent. VUE sales continue on a strong pace with 6,550 deliveries in September, up 13 percent and a new monthly record. Calendar year-to-date VUE sales were 63,884 units, a 50 percent increase.

Saab - Saab had strong September sales with 4,374 deliveries, up 103.5 percent. Calendar year-to-date sales were 37,459, an improvement of 23 percent from last year. Saab 9-3 sales were 2,922 units.

Pontiac - September deliveries were 42,920, up 24 percent, and car deliveries for the month (39,293) were up 33 percent. Grand Am sales (16,176) were up 70.5 percent from a year ago, and Sunfire sales (3,259) improved 16 percent from last year.

Buick - Buick truck deliveries (5,233) were up 55 percent on the strength of Rendezvous sales (4,953), which improved 47 percent from a year ago and established a new monthly sales record and sales of the all-new Rainier.

Certified Used Vehicles

GM Certified Used Vehicles had strong September 2003 sales with 31,942 units, an increase of more than 15 percent from the same month in 2002.

GM Certified Used Vehicles calendar year-to-date sales are more than 28 percent higher than the year-ago period.

"With strong sales for September and the calendar year-to-date, GM Certified Used Vehicle sales are more than 28 percent ahead of last year," Smith said. "We look forward to continued growth in sales through year-end."

GM Announces September and Third-Quarter Production Results; Fourth-Quarter Production Forecast Remains Unchanged

In September, GM North America produced 517,000 vehicles (215,000 cars and 302,000 trucks), compared to 491,000 vehicles (205,000 cars and 286,000 trucks) produced in September 2002. (Production totals include joint venture production of 15,600 vehicles in September and 13,000 vehicles in September 2002)

GM also announced third-quarter production results for North America of 1.244 million vehicles (492,000 cars and 752,000 trucks), up 9,000 vehicles from last month's forecast of 1.235 million vehicles (486,000 cars and 749,000 trucks). In the third quarter of 2002, GM produced 1.307 million vehicles (567,000 cars and 740,000 trucks).

GM's fourth-quarter production forecast for North America remains unchanged at
1.35 million vehicles (562,000 cars and 788,000 trucks), down approximately 5 percent from last year's fourth-quarter production of 1.425 million units (601,000 cars and 824,000 trucks).

GM also announced current fourth-quarter production forecasts for its international regions:

GM Europe - The region's revised fourth-quarter production forecast is 447,000, vehicles, up 5,000 vehicles from last month's forecast. GM Europe built 453,000 vehicles in the fourth quarter of 2002.

GM Asia Pacific - The region's current fourth-quarter production forecast is 105,000 vehicles, up 4,000 vehicles from last month's guidance. The region built 81,000 vehicles in the fourth quarter of 2002.

GM Latin America, Africa and the Middle East - The region's initial fourth-quarter forecast remains unchanged at 141,000 vehicles. The region built 157,000 vehicles in the fourth quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 341,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.



                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                              September                January - September
                      ---------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   23         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Vehicle Total          367,496   312,276   12.8    3,582,279   3,684,710  -2.8
-------------------------------------------------------------------------------
Car Total              159,416   138,453   10.3    1,499,487   1,608,352  -6.8
-------------------------------------------------------------------------------
Truck Total            208,080   173,823   14.7    2,082,792   2,076,358   0.3
-------------------------------------------------------------------------------
Light Truck Total      204,790   171,147   14.7    2,052,791   2,047,916   0.2
-------------------------------------------------------------------------------
Light Vehicle Total    364,206   309,600   12.7    3,552,278   3,656,268  -2.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                              September                January - September
                      ---------------------------------------------------------
                                          % Chg
                        2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Buick                   24,391    31,118  -24.9      257,767     324,466 -20.6
Cadillac                18,629    16,722    6.8      153,680     145,422   5.7
Chevrolet              199,773   159,312   20.2    2,006,939   2,015,619  -0.4
GMC                     45,585    36,486   19.7      425,989     414,664   2.7
HUMMER                   2,837     3,075  -11.6       25,453       7,916 221.5
Oldsmobile              10,872    11,056   -5.8       96,432     123,206 -21.7
Other - Isuzu            1,006       980   -1.6        9,598      10,008  -4.1
Pontiac                 42,920    33,128   24.2      352,201     401,463 -12.3
Saab                     4,374     2,060  103.5       37,459      30,446  23.0
Saturn                  17,109    18,339  -10.6      216,761     211,500   2.5
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    155,042   136,393    8.9    1,462,013   1,577,669  -7.3
-------------------------------------------------------------------------------
Light Truck            204,790   171,147   14.7    2,052,791   2,047,916   0.2
-------------------------------------------------------------------------------

Twenty-seven selling days for the August period this year and twenty-eight for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              September                January - September
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      23
-------------------------------------------------------------------------------
Century                  7,388    13,070  -45.8      74,932     119,923  -37.5
LeSabre                  7,738    10,726  -30.9      93,371     105,693  -11.7
Park Avenue              1,931     1,566   18.2      20,034      23,084  -13.2
Regal                    2,101     2,529  -20.4      18,353      28,330  -35.2
Riviera                      0         0  ***.*           0           0  ***.*
      Buick Total       19,158    27,891  -34.2     206,690     277,030  -25.4
-------------------------------------------------------------------------------
Catera                       0         0  ***.*          15         237  -93.7
CTS                      3,151     3,277   -7.9      37,229      24,332   53.0
DeVille                  8,103     7,354    5.6      59,856      63,674   -6.0
Eldorado                     1       365  -99.7         188       4,979  -96.2
Seville                  1,393     1,847  -27.7      14,584      16,186   -9.9
XLR                         85         0  ***.*          85           0  ***.*
     Cadillac Total     12,733    12,843   -5.0     111,957     109,408    2.3
-------------------------------------------------------------------------------
Camaro                      22     2,126  -99.0       1,072      25,440  -95.8
Cavalier                17,684    11,664   45.3     194,035     192,839    0.6
Classic                  8,677         0  ***.*      24,991           0  ***.*
Corvette                 1,615     2,960  -47.7      22,675      24,439   -7.2
Impala                  22,298    12,266   74.2     216,449     143,695   50.6
Lumina                       0         0  ***.*          15          32  -53.1
Malibu                   7,278    12,397  -43.7     100,611     134,492  -25.2
Metro                        0         0  ***.*           1          13  -92.3
Monte Carlo              6,249     4,167   43.7      51,862      50,233    3.2
Prizm                        0       189  ***.*          16      14,181  -99.9
SSR                          0         0  ***.*           1           0  ***.*
    Chevrolet Total     63,823    45,769   33.6     611,728     585,364    4.5
-------------------------------------------------------------------------------
Alero                    9,335     7,462   19.9      74,204      74,099    0.1
Aurora                     123       455  -74.1       2,910       7,498  -61.2
Cutlass                      0         0  ***.*           0           0  ***.*
Eighty Eight                 0         0  ***.*           0           0  ***.*
Intrigue                    18       901  -98.1         751      13,042  -94.2
    Oldsmobile Total     9,476     8,818    3.0      77,865      94,639  -17.7
-------------------------------------------------------------------------------
Bonneville               1,169     2,295  -51.2      18,295      29,394  -37.8
Firebird                    20     1,472  -98.7         876      18,378  -95.2
Grand Am                16,176     9,094   70.5     116,502     123,586   -5.7
Grand Prix              15,552     8,816   69.1      85,960      92,731   -7.3
Sunfire                  3,259     2,690   16.1      33,029      54,583  -39.5
Vibe                     3,117     3,924  -23.9      46,249      23,953   93.1
     Pontiac Total      39,293    28,291   33.1     300,911     342,625  -12.2
-------------------------------------------------------------------------------
9-3                      2,922       788  255.4      26,653      16,460   61.9
9-5                      1,452     1,272    9.4      10,806      13,986  -22.7
       Saab Total        4,374     2,060  103.5      37,459      30,446   23.0
-------------------------------------------------------------------------------
ION                      7,279         0  ***.*      89,443           0  ***.*
Saturn L Series          3,209     4,916  -37.4      56,562      66,211  -14.6
Saturn S Series             71     7,865  -99.1       6,872     102,629  -93.3
      Saturn Total      10,559    12,781  -20.8     152,877     168,840   -9.5
-------------------------------------------------------------------------------
        GM Total       159,416   138,453   10.3   1,499,487   1,608,352   -6.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     155,042   136,393    8.9   1,462,013   1,577,669   -7.3
-------------------------------------------------------------------------------
GM Import                4,374     2,060  103.5      37,474      30,683   22.1
-------------------------------------------------------------------------------
        GM Total       159,416   138,453   10.3   1,499,487   1,608,352   -6.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              September                January - September
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      23
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             19,158    27,891  -34.2     206,690     277,030  -25.4
Cadillac Total          12,733    12,843   -5.0     111,942     109,171    2.5
Chevrolet Total         63,823    45,769   33.6     611,728     585,364    4.5
Oldsmobile Total         9,476     8,818    3.0      77,865      94,639  -17.7
Pontiac Total           39,293    28,291   33.1     300,911     342,625  -12.2
Saturn Total            10,559    12,781  -20.8     152,877     168,840   -9.5
     GM North America
       Total*          155,042   136,393    8.9   1,462,013   1,577,669   -7.3
-------------------------------------------------------------------------------
Cadillac Total               0         0  ***.*          15         237  -93.7
Saab Total               4,374     2,060  103.5      37,459      30,446   23.0
     GM Import Total     4,374     2,060  103.5      37,474      30,683   22.1
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             24,391    31,118  -24.9     257,767     324,466  -20.6
Cadillac Total          18,629    16,722    6.8     153,680     145,422    5.7
Chevrolet Total        199,773   159,312   20.2   2,006,939   2,015,619   -0.4
GMC Total               45,585    36,486   19.7     425,989     414,664    2.7
HUMMER Total             2,837     3,075  -11.6      25,453       7,916  221.5
Oldsmobile Total        10,872    11,056   -5.8      96,432     123,206  -21.7
Other-Isuzu Total        1,006       980   -1.6       9,598      10,008   -4.1
Pontiac Total           42,920    33,128   24.2     352,201     401,463  -12.3
Saab Total               4,374     2,060  103.5      37,459      30,446   23.0
Saturn Total            17,109    18,339  -10.6     216,761     211,500    2.5
     GM Total          367,496   312,276   12.8   3,582,279   3,684,710   -2.8
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              September                January - September
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      23
-------------------------------------------------------------------------------
Rainier                    280         0  ***.*         322           0  ***.*
Rendezvous               4,953     3,227   47.1      50,755      47,436    7.0
    Total Buick          5,233     3,227   55.4      51,077      47,436    7.7
-------------------------------------------------------------------------------
Escalade                 3,385     2,755   17.7      24,653      26,518   -7.0
Escalade ESV             1,190         0  ***.*       8,946           0  ***.*
Escalade EXT             1,064     1,124   -9.3       7,861       9,496  -17.2
SRX                        257         0  ***.*         263           0  ***.*
  Total Cadillac         5,896     3,879   45.7      41,723      36,014   15.9
-------------------------------------------------------------------------------
Astro                    2,772     2,403   10.5      32,037      40,941  -21.7
C/K Suburban(Chevy)     11,367     9,571   13.8      95,155     115,036  -17.3
Chevy C/T Series            41       203  -80.6         634       3,767  -83.2
Chevy W Series             228       172   27.0       1,677       1,722   -2.6
Express Cutaway/G Cut    1,547     1,741  -14.8      14,071      15,447   -8.9
Express Panel/G Van      4,484     5,550  -22.6      51,576      50,144    2.9
Express/G Sportvan       1,075       549   87.7      12,486      11,319   10.3
Kodiak 4/5 Series          521       255   95.8       5,368         743  622.5
Kodiak 6/7/8 Series        188        16  ***.*       1,771          29  ***.*
S/T Blazer               3,513     4,903  -31.3      36,806      81,196  -54.7
S/T Pickup               9,054     8,791   -1.3     115,753     119,277   -3.0
Tahoe                   15,562    10,502   42.0     146,859     160,465   -8.5
Tracker                  2,368     2,429   -6.6      28,785      33,337  -13.7
TrailBlazer             17,246    13,040   26.7     197,366     178,248   10.7
Venture                  7,858     4,937   52.5      67,788      68,172   -0.6
................................................................................
     Avalanche           7,532     6,224   16.0      70,163      70,254   -0.1
     Silverado-C/K
       Pickup           50,594    42,257   14.7     516,916     480,158    7.7
Chevrolet Fullsize
  Pickups               58,126    48,481   14.9     587,079     550,412    6.7
................................................................................
  Chevrolet Total      135,950   113,543   14.7   1,395,211   1,430,255   -2.5
-------------------------------------------------------------------------------
Envoy                    8,774     7,351   14.4      97,128      77,674   25.0
GMC C/T Series              81       599  -87.0       1,355       8,578  -84.2
GMC W Series               346       296   12.0       3,297       3,143    4.9
S/T Jimmy                    0        19  ***.*          52         919  -94.3
Safari (GMC)               964       724   27.6       8,557      11,118  -23.0
Savana Panel/G Classic   1,310     1,270   -1.1      14,961      16,807  -11.0
Savana Special/G Cut       456       439   -0.5       8,578       6,701   28.0
Savana/Rally               164       122   28.8       2,438       2,037   19.7
Sierra                  15,381    15,163   -2.8     146,395     149,470   -2.1
Sonoma                   2,502     2,509   -4.4      28,721      33,026  -13.0
Topkick 4/5 Series         503       115  319.2       3,411         403  746.4
Topkick 6/7/8 Series       376        40  800.8       2,890          49  ***.*
Yukon                    7,928     3,688  106.0      60,658      55,518    9.3
Yukon XL                 6,800     4,151   57.0      47,548      49,221   -3.4
     GMC Total          45,585    36,486   19.7     425,989     414,664    2.7
-------------------------------------------------------------------------------
HUMMER H1                   69       101  -34.5         531         494    7.5
HUMMER H2                2,768     2,974  -10.8      24,922       7,422  235.8
   HUMMER Total          2,837     3,075  -11.6      25,453       7,916  221.5
-------------------------------------------------------------------------------
Bravada                    847       665   22.1       6,520      11,490  -43.3
Silhouette                 549     1,573  -66.6      12,047      17,077  -29.5
 Oldsmobile Total        1,396     2,238  -40.2      18,567      28,567  -35.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       120       155  -25.8       1,099       1,413  -22.2
Other-Isuzu N Series       886       825    2.9       8,499       8,595   -1.1
 Other-Isuzu Total       1,006       980   -1.6       9,598      10,008   -4.1
-------------------------------------------------------------------------------
Aztek                    1,208     1,176   -1.6      21,559      22,424   -3.9
Montana                  2,419     3,661  -36.7      29,731      36,414  -18.4
   Pontiac Total         3,627     4,837  -28.1      51,290      58,838  -12.8
-------------------------------------------------------------------------------
VUE                      6,550     5,558   12.9      63,884      42,660   49.8
   Saturn Total          6,550     5,558   12.9      63,884      42,660   49.8
-------------------------------------------------------------------------------
     GM Total          208,080   173,823   14.7   2,082,792   2,076,358    0.3
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     206,935   172,767   14.8   2,071,975   2,065,630    0.3
-------------------------------------------------------------------------------
GM Import                1,145     1,056    3.9      10,817      10,728    0.8
-------------------------------------------------------------------------------
     GM Total          208,080   173,823   14.7   2,082,792   2,076,358    0.3
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     204,790   171,147   14.7   2,052,791   2,047,916   0.2
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          204,790   171,147   14.7   2,052,791   2,047,916    0.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              September                January - September
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      23
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,233     3,227   55.4      51,077      47,436    7.7
Cadillac Total           5,896     3,879   45.7      41,723      36,014   15.9
Chevrolet Total        135,809   113,430   14.7   1,394,111   1,429,108   -2.4
GMC Total               45,320    36,275   19.7     423,453     412,565    2.6
HUMMER Total             2,837     3,075  -11.6      25,453       7,916  221.5
Oldsmobile Total         1,396     2,238  -40.2      18,567      28,567  -35.0
Other-Isuzu Total          267       248    3.2       2,417       2,526   -4.3
Pontiac Total            3,627     4,837  -28.1      51,290      58,838  -12.8
Saturn Total             6,550     5,558   12.9      63,884      42,660   49.8
    GM North America
       Total*          206,935   172,767   14.8   2,071,975   2,065,630    0.3
-------------------------------------------------------------------------------
Chevrolet Total            141       113   19.6       1,100       1,147   -4.1
GMC Total                  265       211   20.4       2,536       2,099   20.8
Other-Isuzu Total          739       732   -3.3       7,181       7,482   -4.0
    GM Import Total      1,145     1,056    3.9      10,817      10,728    0.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,233     3,227   55.4      51,077      47,436    7.7
Cadillac Total           5,896     3,879   45.7      41,723      36,014   15.9
Chevrolet Total        134,972   112,897   14.6   1,385,761   1,423,994   -2.7
GMC Total               44,279    35,436   19.7     415,036     402,491    3.1
HUMMER Total             2,837     3,075  -11.6      25,453       7,916  221.5
Oldsmobile Total         1,396     2,238  -40.2      18,567      28,567  -35.0
Pontiac Total            3,627     4,837  -28.1      51,290      58,838  -12.8
Saturn Total             6,550     5,558   12.9      63,884      42,660   49.8
    GM North America
       Total*          204,790   171,147   14.7   2,052,791   2,047,916    0.2
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,233     3,227   55.4      51,077      47,436    7.7
Cadillac Total           5,896     3,879   45.7      41,723      36,014   15.9
Chevrolet Total        134,972   112,897   14.6   1,385,761   1,423,994   -2.7
GMC Total               44,279    35,436   19.7     415,036     402,491    3.1
HUMMER Total             2,837     3,075  -11.6      25,453       7,916  221.5
Oldsmobile Total         1,396     2,238  -40.2      18,567      28,567  -35.0
Pontiac Total            3,627     4,837  -28.1      51,290      58,838  -12.8
Saturn Total             6,550     5,558   12.9      63,884      42,660   49.8
    GM Total           204,790   171,147   14.7   2,052,791   2,047,916    0.2
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 10/01/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2003 Q3 #        492   752   1,244     391    135     114     1,884   21    16
O/(U) prior
forecast:@         6     3       9      (1)    (3)     12        17    1    (1)
                -------------------   ----- ------   ----  ---------

2003 Q4 #        562   788   1,350     447    141     105     2,043   16    24
O/(U) prior
forecast:@         0     0       0       5      0       4         9    0     0
                -------------------   ----- ------   ----  ---------

-------------------------------------------------------------------------------
                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

   1999
1st Qtr.         781   725   1,506     524     93      38     2,161   20    15
2nd Qtr.         760   795   1,555     533    110      25     2,223   22    13
3rd Qtr.         660   699   1,359     427    112      47     1,945   19    11
4th Qtr.         759   694   1,453     530     97      47     2,127   21    17
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,960 2,913   5,873   2,014    412     157     8,456    82   56

   2000
1st Qtr.         746   775   1,521     572    118      40     2,251   24    13
2nd Qtr.         787   781   1,568     534    140      45     2,287   19    17
3rd Qtr.         689   630   1,319     374    151      53     1,897   16    18
4th Qtr.         670   694   1,364     513    135      47     2,059   18    17
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,892 2,880   5,772   1,993    544     185     8,494   77    65

   2001
1st Qtr.         581   633   1,214     538    138      51     1,941   13    14
2nd Qtr.         638   726   1,364     491    165      64     2,084   13    16
3rd Qtr.         573   665   1,238     373    146      74     1,832   11    15
4th Qtr.         573   721   1,294     441    127      67     1,929    9    16
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,365 2,745   5,110   1,842   575      256     7,786   46    61

   2002
1st Qtr.         600   753   1,353     456    131      65     2,005   12    11
2nd Qtr.         688   865   1,553     453    141      74     2,221   15    17
3rd Qtr.         567   740   1,307     408    132      87     1,934   19    20
4th Qtr.         601   824   1,425     453    157      81     2,116   21    16
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,456 3,182   5,638   1,770    561     307     8,276   67    64

   2003
1st Qtr.         592   859   1,451     491    127      77     2,146   19    24
2nd Qtr.         544   837   1,381     488    128      90     2,087   19    24
3rd Qtr. #       492   752   1,244     391    135     114     1,884   21    16
4th Qtr. #       562   788   1,350     447    141     105     2,043   16    24
               ----- -----   -----   -----    ---     ---     -----   --    --
   CY #        2,190 3,236   5,426   1,817    531     386     8,160   75    88
               -------------------   -----    ---     ---     -----


      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)
Date:  October 1, 2003               By:  /s/PETER R. BIBLE.
                                     ---  --------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)